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                                                                   EXHIBIT 10.30

                                DIGITALNET, INC.,
                                    as Issuer

                            DIGITALNET HOLDINGS, INC.
                      DIGITALNET GOVERNMENT SOLUTIONS, LLC
                                  as Guarantors


                                  $125,000,000

                           9.0% Senior Notes due 2010


                               PURCHASE AGREEMENT

                               dated June 27, 2003


                         BANC OF AMERICA SECURITIES LLC
                           JEFFERIES/QUARTERDECK, LLC
                            JEFFERIES & COMPANY, INC.

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                               PURCHASE AGREEMENT

June 27, 2003

BANC OF AMERICA SECURITIES LLC
JEFFERIES/QUARTERDECK, LLC
JEFFERIES & COMPANY, INC.
     As Initial Purchasers
c/o Banc of America Securities LLC
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

     INTRODUCTORY. DigitalNet, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the "Initial Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule A of $125,000,000 aggregate principal amount of the Company's 9.0% Senior Notes due 2010 (the "Notes"). Banc of America Securities LLC has agreed to act as the representative of the several Initial Purchasers in connection with the offering and sale of the Notes.

     The Notes will be issued pursuant to an indenture, to be dated as of July 3, 2003 (the "Indenture"), between the Company, DigitalNet Holdings (as defined below), the Subsidiary Guarantor (as defined below) and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary") pursuant to a DTC Agreement, to be dated as of the Closing Date (as defined in Section 2) (the "DTC Agreement"), among the Company, the Trustee and the Depositary.

     The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of July 3, 2003 (the "Registration Rights Agreement"), among the Company, DigitalNet Holdings, the Subsidiary Guarantor and the Initial Purchasers, pursuant to which the Company will agree to file, within 45 days of the Closing Date, a registration statement with the Commission (as defined below) registering the Exchange Securities under the Securities Act (as defined below).

     The payment of principal, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes (as defined below) will be fully and unconditionally guaranteed on an unsubordinated, unsecured basis, jointly and severally by each of (i) DigitalNet Holdings, Inc., a Delaware corporation and the direct parent corporation of the Company ("DigitalNet Holdings"), (ii) DigitalNet Government Solutions, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company ("DGS" or the "Subsidiary Guarantor"), and (iv) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the

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terms of the Indenture, and their respective successors and assigns (together with DigitalNet Holdings and DGS, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees attached thereto are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the "Exchange Securities".

     The Securities are being issued as part of a series of related transactions. These concurrent transactions include the establishment of a $50,000,000 senior credit facility (the "New Credit Facility") provided to the Company by a syndicate of lenders led by Bank of America, N.A., the repayment of outstanding debt under the Credit Agreement dated as of November 26, 2002 among the Company, DigitalNet Holdings, Banc of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, Madison Capital Funding LLC, as Syndication Agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and the other lenders party thereto (the "Existing Credit Facility") and the repayment of outstanding debt under the Bridge Loan Agreement dated as of November 26, 2002 by and among the Company, DigitalNet Holdings, Banc of America Mezzanine Capital LLC and the other lenders party thereto (the "Bridge Loan").

     DigitalNet Holdings, the Company and the Subsidiary Guarantor understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") thereunder).

     The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated June 17, 2003 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each Initial Purchaser, copies of the Offering Memorandum, dated June 27, 2003, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, dated June 27, 2003, including amendments or supplements thereto, any exhibits thereto, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities. Further, any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Company prior to the completion of the distribution of the Securities.

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     Each of DigitalNet Holdings, the Company and the Subsidiary Guarantor
hereby confirms its agreements with the Initial Purchasers as follows:

     SECTION 1. REPRESENTATIONS AND WARRANTIES. DigitalNet Holdings, the Company and the Subsidiary Guarantor hereby jointly and severally represent, warrant and covenant to each Initial Purchaser as follows:

     (a) NO REGISTRATION REQUIRED. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

     (b) NO INTEGRATION OF OFFERINGS OR GENERAL SOLICITATION. None of DigitalNet Holdings, the Company, the Subsidiary Guarantor, or any of their respective affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate") has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of DigitalNet Holdings, the Company or the Subsidiary Guarantor, or any of their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom none of DigitalNet Holdings, the Company or the Subsidiary Guarantor makes any representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of DigitalNet Holdings, the Company or the Subsidiary Guarantor, or any of their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom none of DigitalNet Holdings, the Company or the Subsidiary Guarantor makes any representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom none of DigitalNet Holdings, the Company or the Subsidiary Guarantor makes any representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

     (c) ELIGIBILITY FOR RESALE UNDER RULE 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

     (d) THE OFFERING MEMORANDUM. The Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which

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they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to DigitalNet Holdings, the Company or the Subsidiary Guarantor in writing by any Initial Purchaser through Banc of America Securities LLC expressly for use in the Offering Memorandum. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. None of DigitalNet Holdings, the Company or the Subsidiary Guarantor, or any individual or entity controlled by DigitalNet Holdings, the Company or the Subsidiary Guarantor has distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary Offering Memorandum or the Offering Memorandum.

     (e) THE PURCHASE AGREEMENT. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, DigitalNet Holdings, the Company and the Subsidiary Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (f) THE REGISTRATION RIGHTS AGREEMENT AND DTC AGREEMENT. At the Closing Date, each of the Registration Rights Agreement and the DTC Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of (to the extent a party thereto), DigitalNet Holdings, the Company and the Subsidiary Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, DigitalNet Holdings, the Company and the Subsidiary Guarantor will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use their commercially reasonable best efforts to cause such registration statements to be declared effective.

     (g) AUTHORIZATION OF THE SECURITIES AND THE EXCHANGE SECURITIES. The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the

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benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture. The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of such Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of such Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

     (h) AUTHORIZATION OF THE INDENTURE. The Indenture has been duly authorized by DigitalNet Holdings, the Company and the Subsidiary Guarantor and, at the Closing Date, will have been duly executed and delivered by DigitalNet Holdings, the Company and the Subsidiary Guarantor and will constitute a valid and binding agreement of DigitalNet Holdings, the Company and the Subsidiary Guarantor, enforceable against each in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (i) DESCRIPTION OF THE SECURITIES AND THE INDENTURE. The Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

     (j) NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of DigitalNet Holdings and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) DigitalNet Holdings and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, other than in the ordinary course of business, nor entered into any material transaction or agreement other than in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by DigitalNet Holdings or, except for dividends paid to the Company, any of its subsidiaries on any class of capital stock or repurchase or redemption by DigitalNet Holdings or any of its subsidiaries of any class of capital stock, but it is agreed that accrued and unpaid dividends on the Class A Preferred Stock (as defined below) and Class B Preferred Stock (as defined below) of DigitalNet Holdings shall not be deemed to be a dividend made by DigitalNet Holdings or any of its subsidiaries.

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     (k) INDEPENDENT ACCOUNTANTS. (i) Ernst & Young LLP, who have certified certain financial statements of DigitalNet Holdings and its consolidated subsidiaries and DGS and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to DigitalNet Holdings and its consolidated subsidiaries and DGS and its consolidated subsidiaries within the meaning of Securities Act and the Exchange Act. (ii) PricewaterhouseCoopers LLP, who certified certain financial statements of DGS and its consolidated subsidiaries, were, at all times during their engagement in connection with the audit of the financial statements of DGS and its consolidated subsidiaries for the year ended December 31, 1999, independent public accountants within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

     (l) PREPARATION OF THE FINANCIAL STATEMENTS. The historical financial statements and schedules of DigitalNet Holdings and its consolidated subsidiaries and DGS included in the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of DigitalNet Holdings and DGS as of the dates and for the periods indicated, comply as to form in all material respects with the accounting requirements of the Securities Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Offering Memorandum present fairly in all material respects, on the basis stated in the Offering Memorandum, the information included therein. The pro forma consolidated statements of operations included in the Offering Memorandum includes assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma consolidated statements of operations included in the Offering Memorandum. The pro forma consolidated statements of operations included in the Offering Memorandum comply as to form in all material respects with the accounting requirements of Regulation S-X under the Securities Act and the Exchange Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

     (m) ACTIVE SUBSIDIARIES. DigitalNet Holdings, the Company and DGS conduct all of DigitalNet Holdings' business. HFS GmbH, a German GmbH (i) is not party to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument necessary to the conduct of DigitalNet Holdings' business, (ii) does not possess any licenses, certificates, permits or other authorizations necessary to the conduct of DigitalNet Holdings' business and (iii) does not own any Intellectual Property (as defined below).

     (n) INCORPORATION AND GOOD STANDING. Each of the Company, DigitalNet Holdings and their respective subsidiaries has been duly incorporated or organized and is validly existing as a corporation or limited liability company and is, other than HFS GmbH, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power, or, in the case of DGS, limited liability company power, and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Offering

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Memorandum, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Change.

     (o) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. (i) DigitalNet Holdings' authorized equity capitalization is as set forth in the Offering Memorandum; the outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), the outstanding shares of class A preferred stock, par value $0.01 per share (the "Class A Preferred Stock") and the outstanding shares of class B preferred stock, par value $0.01 per share (the "Class B Preferred Stock") have been duly and validly authorized and issued and are fully paid and nonassessable; and, except as set forth in the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; (ii) all the outstanding shares of capital stock of each subsidiary of DigitalNet Holdings that is a corporation have been duly and validly authorized and issued and are fully paid and nonassessable; (iii) all outstanding membership interests of each subsidiary of DigitalNet Holdings that is a limited liability company were issued in conformity with the Delaware Limited Liability Company Act; (iv), except as otherwise set forth in the Offering Memorandum with respect to the pledge of substantially all of DigitalNet Holdings' assets as security under the Existing Credit Facility and, as of the Closing Date, the New Credit Facility, all outstanding shares of capital stock or membership interests of the Company and DGS are owned by DigitalNet Holdings either directly or through wholly-owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances; and (v) DigitalNet Holdings does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule B hereto.

     (p) NO VIOLATION OR DEFAULT. None of DigitalNet Holdings, the Company or the Subsidiary Guarantor is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over DigitalNet Holdings, the Company or such Subsidiary Guarantor or any of its respective properties, as applicable, except, in the case of clauses (ii) and
(iii) above, for such violations or defaults that would not result in a Material Adverse Change.

     (q) NON-CONTRAVENTION OF EXISTING INSTRUMENTS. DigitalNet Holdings', the Company's and the Subsidiary Guarantor's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement and the Indenture, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum have been duly authorized by all necessary corporate action and neither the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement and the Indenture, the issuance and delivery of the Securities or the Exchange Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict

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with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their of their respective subsidiaries pursuant to, (i) the charter or by-laws of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries or any of its or their properties, except, in the case of clauses (ii) and (iii) above, for such conflicts, breaches, violations or impositions that would not result in a Material Adverse Change.

     (r) NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for DigitalNet Holdings', the Company's or the Subsidiary Guarantor's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by DigitalNet Holdings, the Company and the Subsidiary Guarantor and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to DigitalNet Holdings', the Company's and the Subsidiary Guarantor's obligations under the Registration Rights Agreement.

     (s) NO MATERIAL ACTIONS OR PROCEEDINGS. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries or its or their property is pending or, to the knowledge of DigitalNet Holdings, the Company or the Subsidiary Guarantor, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (t) NO MATERIAL LABOR DISPUTES. No labor problem or dispute with the employees of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries exists and none of DigitalNet Holdings, the Company, the Subsidiary Guarantor, or any of their respective subsidiaries is aware of any threatened or imminent labor problem or dispute with such employees or of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (u) INTELLECTUAL PROPERTY RIGHTS. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries own, possess, license or have other rights to use, on

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reasonable terms and free and clear of all security interests or liens, except as otherwise set forth in the Offering Memorandum, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of their respective businesses as now conducted or as proposed in the Offering Memorandum to be conducted (collectively, the "Intellectual Property"), except where the failure to own, possess, license or otherwise have a right to use, on reasonable terms and free and clear of all security interests or liens, any Intellectual Property would not result in a Material Adverse Change. Except as otherwise set forth in the Offering Memorandum:

                    (i) to DigitalNet Holdings', the Company's or the Subsidiary
            Guarantor's knowledge, there are no rights of third parties to any such Intellectual Property, except for licensors' rights, if any;

                    (ii) to DigitalNet Holdings', the Company's or the
            Subsidiary Guarantor's knowledge, except as could not reasonably be expected to result in a Material Adverse Change, DigitalNet Holdings', the Company, the Subsidiary Guarantor and each of their respective subsidiaries has performed all material obligations imposed upon them under any material license, material sublicense, material distribution agreement, or other material agreement relating to any Intellectual Property not owned by DigitalNet Holdings or any of its subsidiaries and is not, nor to DigitalNet Holdings', the Company's or the Subsidiary Guarantor's knowledge is any other party thereto, in material breach of any material terms or default of any material terms thereunder in any respect, nor is there any event known to DigitalNet Holdings, the Company or the Subsidiary Guarantor that with notice or lapse of time or both would constitute a default of any material term thereunder, and, to DigitalNet Holdings', the Company's or the Subsidiary Guarantor's knowledge, all such Intellectual Property licenses are valid, enforceable, and in full force and effect and will continue to be so on identical terms immediately following the conclusion of the transaction contemplated hereby except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights;

                    (iii) to DigitalNet Holdings', the Company's or the
            Subsidiary Guarantor's knowledge, there is no material infringement by third parties of any such Intellectual Property;

                    (iv) there is no pending or, to DigitalNet Holdings', the
            Company's or the Subsidiary Guarantor's knowledge, threatened action, suit, proceeding or claim by others challenging DigitalNet Holdings', the Company's or any of its subsidiaries' rights in or to any such Intellectual Property;

                    (v) there is no pending or, to DigitalNet Holdings', the
            Company's or the Subsidiary Guarantor's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property;

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                    (vi) there is no pending or, to DigitalNet Holdings', the
            Company's or the Subsidiary Guarantor's knowledge, threatened action, suit, proceeding or claim by others that DigitalNet Holdings, the Company or any of its subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others;

                    (vii) to DigitalNet Holdings', the Company's or the
            Subsidiary Guarantor's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Offering Memorandum as being owned by or licensed to DigitalNet Holdings, the Company or any of its subsidiaries, or that interferes with the issued or pending claims of any such Intellectual Property;

                    (viii) there is no prior art of which DigitalNet Holdings, the Company or the Subsidiary Guarantor is aware that may render any U.S. patent held by DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries invalid or any U.S. patent application held by DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office;

                    (ix) to DigitalNet Holdings', the Company's or the
            Subsidiary Guarantor's knowledge, no employee of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries is in violation of any employment agreement, patent or invention disclosure agreement, or other agreement setting forth the terms of employment of such employee with DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries or any prior employee, except as would not reasonably be expected to result in a Material Adverse Change;

                    (x) to DigitalNet Holdings', the Company's or the Subsidiary
            Guarantor's knowledge, none of the material trade secrets of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries, wherever located, the value of which is contingent upon maintenance of the confidentiality thereof, has been disclosed to any person other than to employees, representatives, and agents of DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries or to other persons who have executed appropriate nondisclosure agreements, except as required pursuant to the filing of a patent application by DigitalNet Holdings, the Company, a Subsidiary Guarantor or the applicable subsidiary; and

                    (xi) all employees of DigitalNet Holdings, the Company, the
            Subsidiary Guarantor and their respective subsidiaries listed as executive officers in the Offering Memorandum have executed and delivered invention agreements with DigitalNet Holdings, the Company, a Subsidiary Guarantor or the applicable subsidiary and are obligated under the terms thereof to assign all inventions made by them during the course of employment to DigitalNet Holdings, the Company, a

            Subsidiary Guarantor or to the applicable subsidiary, and no such employee of DigitalNet Holdings, the Company or any of its subsidiaries has excluded works or inventions made prior to his or her employment with or work for DigitalNet Holdings, the Company, such Subsidiary Guarantor or the applicable subsidiary from his or her assignment of inventions pursuant to such proprietary invention agreements.

     (v) ALL NECESSARY PERMITS, ETC. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits or other authorizations would not result in a Material Adverse Change, and none of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (w) TITLE TO PROPERTIES. Each of DigitalNet Holdings, the Company, the Subsidiary Guarantor and each of their respective subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

     (x) TAX LAW COMPLIANCE. Each of DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (y) COMPANY NOT AN "INVESTMENT COMPANY". The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

     (z) INSURANCE. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by DigitalNet Holdings, the Company, the Subsidiary Guarantor or their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries has been refused any insurance coverage sought or applied for; and none of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (aa) NO PRICE STABILIZATION OR MANIPULATION. None of DigitalNet Holdings, the Company, the Subsidiary Guarantor, or any of their respective subsidiaries has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of DigitalNet Holdings or the Company to facilitate the sale or resale of the Securities.

     (bb) SOLVENCY. Each of DigitalNet Holdings, the Company, and the Subsidiary Guarantor is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to each of DigitalNet Holdings, the Company, or the Subsidiary Guarantor on a particular date, that on such date
(i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities), (ii) the present fair salable value of its assets is greater than the amount that will be required to pay its probable liabilities on its debts as they become absolute and matured, (iii) it is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) it does not have unreasonably small capital.

     (cc) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. None of DigitalNet Holdings, the Company, the Subsidiary Guarantor, or any of their respective subsidiaries, or, to the best of DigitalNet Holdings', the Company's, any Guarantor's or any of their respective subsidiaries' knowledge, any employee or agent of DigitalNet Holdings or any of its subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Offering Memorandum in order to make the statements therein not misleading.

     (dd) GOVERNMENT AUDITS. There is no outstanding allegation of improper or illegal activities arising from any government audit or non-audit review, including without limitation, by the Defense Contract Audit Agency, of DigitalNet Holdings or any of its subsidiaries of work performed by DigitalNet Holdings or any of its subsidiaries or subcontractors that could reasonably be expected to result in a Material Adverse Change. There are no pending civil or criminal penalties or administrative sanctions arising from a government audit or non-audit review of DigitalNet Holdings or any of its subsidiaries or work performed by DigitalNet Holdings or any of its subsidiaries or subcontractors, including, but not limited to, termination of contracts, forfeiture of profits, suspension of payments, fines, or suspension or debarment from doing business with any U.S. federal government agency. As of the date hereof, none of DigitalNet Holdings, the Company, the Subsidiary Guarantor or their respective subsidiaries reasonably believe that it will be required to make any adjustments to the financial statements included in the Offering Memorandum as a result of any pending government audit or non-audit review of DigitalNet Holdings or any of its subsidiaries.

     (ee) COMPANY'S ACCOUNTING SYSTEM. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (ff) COMPLIANCE WITH ENVIRONMENTAL LAWS. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto). None of DigitalNet Holdings, the Company, any Subsidiary Guarantor or any of their respective subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     (gg) PERIODIC REVIEW OF COSTS OF ENVIRONMENTAL COMPLIANCE. In the ordinary course of its business, DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries periodically review the effect of Environmental Laws on the business, operations and properties of DigitalNet Holdings and its subsidiaries, in the course of which DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries, as applicable, identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, none of DigitalNet Holdings, the Company, the Subsidiary Guarantor or their respective subsidiaries has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, result in a Material Adverse Change, except as set forth in or contemplated in the Offering Memorandum (exclusive of any supplement thereto).

     (hh) ERISA COMPLIANCE. Each of DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of DigitalNet Holdings, the Company or its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), including the related regulations and published interpretations, and has been administered in all material respects in accordance with its terms. Each company plan of DigitalNet Holdings and its subsidiaries which is intended to be qualified under Section 401(a) of the Code is so qualified; and each trust created under any such plan is exempt from tax under Section 501(a) of the Code. Neither DigitalNet Holdings nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. No claim (other than routine claims for benefits) is pending with respect to the administration or the investment of any assets of any company plan of DigitalNet Holdings or any of its subsidiaries.

     (ii) NEW BANK CREDIT FACILITY. The New Bank Credit Facility has been duly and validly authorized by the Company, DigitalNet Holdings and the Subsidiary Guarantor and, when duly executed and delivered by the Company, DigitalNet Holdings and the Subsidiary Guarantor, will be the valid and legally binding obligation of the Company, DigitalNet Holdings and the Subsidiary Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (jj) BACKLOG. DigitalNet Holdings has calculated its backlog as of December 31, 2001 and 2002 in compliance with the requirements of Item 101 of Regulation S-K under the Act. As of the date hereof, none of DigitalNet Holdings, the Company or the Subsidiary Guarantor is aware of any facts or circumstances, including without limitation, any notice of any program cancelation or change in program schedule, contract reduction, modification or early termination, that could reasonably be expected to have a material adverse effect on its ability to recognize revenue during the year ended December 31, 2003 from approximately 30% of its total backlog as of December 31, 2002.

     (kk) REGULATION S. Each of DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom none of DigitalNet Holdings, the Company or the Subsidiary Guarantor makes any representation or warranty) has complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

     Any certificate signed by an officer of DigitalNet Holdings, the Company or the Subsidiary Guarantor and delivered to the Initial Purchasers or to counsel for the Initial

Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

     SECTION 2.  Purchase, Sale and Delivery of the Securities.

     (a) THE SECURITIES. The Company agrees to issue and sell to the several Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 97.625% of the principal amount thereof payable on the Closing Date.

     (b) THE CLOSING DATE. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cravath, Swaine & Moore LLP (or such other place as may be agreed to by the Company and the Initial Purchasers) at 9:00 a.m. New York City time, on July 3, 2003, or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

     (c) DELIVERY OF THE SECURITIES. The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

     (d) DELIVERY OF OFFERING MEMORANDUM TO THE INITIAL PURCHASERS. Not later than 12:00 p.m. on the second business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

     (e) INITIAL PURCHASERS AS QUALIFIED INSTITUTIONAL BUYERS. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") or an "accredited investor" within the meaning of Rule 501 under the Securities Act (an "Accredited Investor").

     SECTION 3. ADDITIONAL COVENANTS. DigitalNet Holdings, the Company and the Subsidiary Guarantor jointly and severally further covenant and agree with each Initial Purchaser as follows:

     (a) INITIAL PURCHASERS' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS. Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

     (b) AMENDMENTS AND SUPPLEMENTS TO THE OFFERING MEMORANDUM AND OTHER SECURITIES ACT MATTERS. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

     Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of
Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

     DigitalNet Holdings, the Company and the Subsidiary Guarantor hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

     (c) COPIES OF THE OFFERING MEMORANDUM. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

     (d) BLUE SKY COMPLIANCE. DigitalNet Holdings, the Company, the Subsidiary Guarantor and their respective subsidiaries shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of their respective subsidiaries shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, DigitalNet Holdings, the Company and the Subsidiary Guarantor shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (e) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

     (f) THE DEPOSITARY. DigitalNet Holdings, the Company and the Subsidiary Guarantor will cooperate with the Initial Purchasers and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

     (g) ADDITIONAL ISSUER INFORMATION. So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, DigitalNet Holdings will, unless it becomes subject to and complies with Section 13 or 15(d) of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional Issuer Information") satisfying the requirements of subsection of Rule 144A.

     (h) FUTURE REPORTS TO THE INITIAL PURCHASERS. For so long as any Securities or Exchange Securities remain outstanding, the Company will furnish to Banc of America Securities LLC: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of DigitalNet Holdings containing the balance sheet of DigitalNet Holdings as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of DigitalNet Holdings' independent public or certified public accountants; and (ii) as soon as available, copies of any report or communication of DigitalNet Holdings or its subsidiaries mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

     (i) NO INTEGRATION. Each of DigitalNet Holdings, the Company and the Subsidiary Guarantor agree that it will not and will cause its Affiliates and subsidiaries not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or by Regulation S thereunder or otherwise.

     (j) LEGENDED SECURITIES. Each certificate for a Note will bear a legend substantially similar to the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

     (k) PORTAL. The Company will use its best efforts to cause the Notes to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").

     Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by DigitalNet Holdings, the Company or the Subsidiary Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

     SECTION 4. PAYMENT OF EXPENSES. DigitalNet Holdings, the Company and the Subsidiary Guarantor agree jointly and severally to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of DigitalNet Holdings, the Company's and the Subsidiary Guarantor's counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, and the Notes and the Guarantees,
(v) all filing fees, attorneys' fees and expenses incurred by DigitalNet Holdings, the Company, the Subsidiary Guarantor or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, and (ix) all fees and expenses (including reasonable fees and expenses of counsel) of DigitalNet Holdings, the Company and the Subsidiary Guarantor in connection with approval of the Securities by DTC for "book-entry" transfer, and the performance by DigitalNet Holdings, the Company and the Subsidiary Guarantor of their respective other obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and
Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

     SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE INITIAL PURCHASERS. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of DigitalNet Holdings, the Company and the Subsidiary Guarantor set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by DigitalNet Holdings, the Company and the Subsidiary Guarantor of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) ACCOUNTANTS' COMFORT LETTER. On the date hereof, the Initial Purchasers shall have received from Ernst & Young LLP, independent public or certified public accountants for DigitalNet Holdings, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, confirming (i) that they are independent accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the "AICPA") Code of Professional Conduct and its interpretations and rulings and (ii) that they have performed a review of the unaudited interim financial information of DigitalNet Holdings for the three-month period ended March 31, 2002 in accordance with Statement on Auditing Standards No. 100 ("SAS 100"), and the three-month period ended March 31, 2003, in accordance with SAS 100 and a review of the unaudited interim financial information of DGS for the three-month period ended March 31, 2002 in accordance with SAS 100, and stating in effect that:

                    (i) in their opinion the audited financial statements
            included in the Offering Memorandum and reported on by them comply as to form in all material respects with the accounting requirements of the Securities Act and the related rules and regulations adopted by the Commission, as if the offering had been registered under the Securities Act;

                    (ii) on the basis of a reading of the latest unaudited
            financial statements made available by DigitalNet Holdings and its subsidiaries; their limited review, in accordance with standards established under SAS 100, of DGS' and DigitalNet Holdings' unaudited interim financial information for the three-month period ended March 31, 2002 and in accordance with standards established under SAS 100, of DigitalNet Holdings' unaudited interim financial information for the three-month period ended March 31, 2003, included in the Offering Memorandum, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and compensation committees of DigitalNet Holdings and its subsidiaries; and inquiries of certain officials of DigitalNet Holdings who have responsibility for financial and accounting matters of DigitalNet Holdings and its subsidiaries as to transactions and events subsequent to December 31, 2002, nothing came to their attention which caused them to believe that:

                         (1) any unaudited financial statements included in the
                  Offering Memorandum do not comply as to form in all material respects with the accounting requirements of the Securities Act, as if the offering had been registered under the Securities Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum;

                         (2) with respect to the period subsequent to March 31,
                  2003, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt or other liabilities of DigitalNet Holdings and its subsidiaries or the capital stock of DigitalNet Holdings or decreases in the stockholders' equity or total assets of DigitalNet Holdings as compared with the amounts shown on the March 31, 2003, consolidated balance sheet included in the Offering Memorandum, or for the period from April 1, 2003, to such specified date there were any decreases, as compared with the results of DGS and its subsidiaries for the corresponding period in the prior years, in revenues, income from operations or net income of DigitalNet Holdings and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by DigitalNet Holdings as to the significance thereof unless said explanation is not deemed necessary by Banc of America Securities LLC;

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of DigitalNet Holdings and its subsidiaries or DGS and its subsidiaries) set forth in the Offering Memorandum, agrees with the accounting records of DigitalNet Holdings and its subsidiaries or DGS and its subsidiaries, excluding any questions of legal interpretation; and

                    (iv) on the basis of a reading of the unaudited pro forma
            consolidated financial statements included in the Offering Memorandum (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of DigitalNet Holdings or the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements (A) are not stated on a basis substantially consistent with that of the audited financial statements of DigitalNet Holdings included in the Offering Memorandum, (B) do not comply as to form in all material respects with the accounting requirements of Rule 11-02 of Regulation S-X, as if the offering had been registered under the Securities Act or (C) that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements. References to the

            Offering Memorandum in this paragraph include any supplement thereto at the date of the letter.

     (b) NO MATERIAL ADVERSE CHANGE OR RATINGS AGENCY CHANGE. For the period from and after the date of this Agreement and prior to the Closing Date:

            (i) in the judgment of the Initial Purchasers there shall not have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of DigitalNet Holdings and its subsidiaries, considered as one entity; and

            (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of DigitalNet Holdings, the Company, or the Subsidiary Guarantor or any of their respective subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

     (c) OPINION OF COUNSEL FOR THE COMPANY. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for DigitalNet Holdings, the Company and the Subsidiary Guarantor, dated as of such Closing Date, the form of which is attached as Exhibit A.

     (d) OPINION OF COUNSEL FOR THE INITIAL PURCHASERS. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

     (e) OFFICERS' CERTIFICATE. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of each of DigitalNet Holdings, the Company and the Subsidiary Guarantor and the Chief Financial Officer of DigitalNet Holdings, the Company and the Subsidiary Guarantor, dated as of the Closing Date, to the effect set forth in clause b(ii) of this Section 5, and further to the effect that:

            (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

            (ii) the representations, warranties and covenants of it set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

            (iii) it has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (f) BRING-DOWN COMFORT LETTER. On the Closing Date the Initial Purchasers shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to clause
(a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

     (g) PORTAL LISTING. At the Closing Date the Notes shall have been designated for trading on the PORTAL market.

     (h) REGISTRATION RIGHTS AGREEMENT. DigitalNet Holdings, the Company and the Subsidiary Guarantor shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

     (i) NEW CREDIT FACILITY. The Company shall have furnished to the Initial Purchasers evidence reasonably satisfactory to the Initial Purchasers that concurrent with the consummation of the offering, the Company will enter into the New Credit Facility on the terms as disclosed in the Offering Memorandum.

     (j) PAYMENT OF BRIDGE LOAN. The Company shall have furnished to the Initial Purchasers evidence reasonably satisfactory to the Initial Purchasers that concurrent with the consummation of the offering, the Company will make payment in full of its obligations in connection with its senior subordinated bridge loan, such payment to result in the release from escrow and cancellation of the warrants to purchase 379,475 shares of DigitalNet Holdings' Common Stock issued to Banc of America Mezzanine Capital LLC and American Capital Strategies, Ltd.

     (k) PAYMENT OF EXISTING CREDIT FACILITY. The Company shall have furnished to the Initial Purchasers evidence reasonably satisfactory to the Initial Purchasers that concurrent with the consummation of the offering, the Company will repay all amounts outstanding under, and terminate all commitments in respect of, the Existing Credit Facility.

     (l) ADDITIONAL DOCUMENTS. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     SECTION 6. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of DigitalNet Holdings, the Company or the Subsidiary Guarantor to perform any agreement herein or to comply with any provision hereof, DigitalNet Holdings, the Company and the Subsidiary Guarantor jointly and severally agree to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

     SECTION 7. OFFER, SALE AND RESALE PROCEDURES. Each of the Initial Purchasers, on the one hand, and DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the other hand, hereby establishes and agrees to observe the following procedures in connection with the offer and sale of the
Securities:

     (A) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

     (B) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

     (C) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A

     QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
     ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (d) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY."

     Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to DigitalNet Holdings, the Company, the Subsidiary Guarantor or their respective subsidiaries for any losses, damages or liabilities suffered or incurred by DigitalNet Holdings, the Company, the Subsidiary Guarantor or their respective subsidiaries, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

     SECTION 8. INDEMNIFICATION.

     (a) INDEMNIFICATION OF THE INITIAL PURCHASERS. DigitalNet Holdings, the Company and the Subsidiary Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of DigitalNet Holdings, the Company or the Subsidiary Guarantor contained herein; or (iii) in whole or in part upon any failure of DigitalNet Holdings, the Company or the Subsidiary Guarantor to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that none of DigitalNet Holdings, the Company or the Subsidiary Guarantor shall be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for any and all reasonable expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that DigitalNet Holdings, the Company or the Subsidiary Guarantor may otherwise have.

     (b) INDEMNIFICATION OF DIGITALNET HOLDINGS, THE COMPANY, THE SUBSIDIARY GUARANTOR AND THEIR RESPECTIVE DIRECTORS AND OFFICERS. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless DigitalNet Holdings, the Company, the Subsidiary Guarantor and each of their respective directors and each person, if any, who controls DigitalNet Holdings, the Company or such Subsidiary Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which DigitalNet Holdings, the Company, such Subsidiary Guarantor or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse DigitalNet Holdings, the Company, such Subsidiary Guarantor or any such director or controlling person for any legal and other expenses reasonably incurred by DigitalNet Holdings, the Company, such Subsidiary Guarantor or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. DigitalNet Holdings, the Company and the Subsidiary Guarantor hereby acknowledge that the only information that the Initial Purchasers have furnished to the Company expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth as the eighth paragraph following the "Table of Contents" concerning stabilization by the Initial Purchasers and in the third, fourth and fifth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

     (c) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not materially prejudiced through the forfeiture of substantial rights or defenses as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party

(Banc of America Securities LLC in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) SETTLEMENTS. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     SECTION 9. CONTRIBUTION. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then (i) each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by DigitalNet Holdings, the Company and the Subsidiary Guarantor, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

     DigitalNet Holdings, the Company, the Subsidiary Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

     Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of DigitalNet Holdings, the Company, or the Subsidiary Guarantor, and each person, if any, who controls DigitalNet Holdings, the Company, or such Subsidiary Guarantor or such subsidiary with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as DigitalNet Holdings, the Company, or such Subsidiary Guarantor.

     SECTION 10. TERMINATION OF THIS AGREEMENT. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time: (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the reasonable judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities;
(iv) in the reasonable judgment of the Initial Purchasers there shall have occurred any material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of DigitalNet Holdings and its subsidiaries, considered as one entity; or (v) DigitalNet Holdings, the Company or the Subsidiary Guarantor shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of DigitalNet Holdings, the Company and the Subsidiary Guarantor, taken as a whole, regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) DigitalNet Holdings, the Company or the Subsidiary Guarantor to any Initial Purchaser, except that DigitalNet Holdings, the Company and the Subsidiary Guarantor shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to DigitalNet Holdings, the Company and the Subsidiary Guarantor, or (iii) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     SECTION 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of DigitalNet Holdings, the Company and the Subsidiary Guarantor, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or DigitalNet Holdings, the Company, the Subsidiary Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

     SECTION 12. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

     If to the Initial Purchasers:


     Banc of America Securities LLC
     9 West 57th Street, 23rd Floor
     New York, NY 10019
     Facsimile: (212) 230-8654
     Attention: High Yield Transaction Management

     with a copy to:

     Cravath, Swaine & Moore LLP
     Worldwide Plaza
     825 Eighth Avenue
     New York, NY 10019
     Facsimile: (212) 474-3700
     Attention: Andrew J. Pitts, Esq.

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     If to DigitalNet Holdings, the Company or the Subsidiary Guarantor:

     DigitalNet Holdings, Inc.
     2525 Network Place
     Herndon, Virginia
     Facsimile: (703) 563-7616
     Attention: Jack Pearlstein

     with a copy to:

     Fried, Frank, Harris, Shriver & Jacobson
     1001 Pennsylvania Avenue, N.W.
     Washington, D.C. 20004
     Facsimile: (202) 639-7008
     Attention: Lawrence R. Bard, Esq.

     Any party hereto may change the address for receipt of communications by giving written notice to the others.

     SECTION 13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

     SECTION 14. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 15. GOVERNING LAW PROVISIONS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     (a) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

     SECTION 16. DEFAULT OF ONE OR MORE OF THE SEVERAL INITIAL PURCHASERS. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of
Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this
Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     SECTION 17. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

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     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                Very truly yours,

                                DIGITALNET, INC.


                                By: /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Name:  Ken S. Bajaj
                                   Title: President and Chief Executive Officer


                                DIGITALNET HOLDINGS, INC.


                                By: /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Name:  Ken S. Bajaj
                                   Title: President and Chief Executive Officer


                                DIGITALNET GOVERNMENT SOLUTIONS, LLC


                                By: /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Name:  Ken S. Bajaj
                                   Title: Chief Executive Officer


     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC
JEFFERIES/QUARTERDECK, LLC
JEFFERIES & COMPANY, INC.

By: Banc of America Securities LLC


By: /s/ Douglas W. McCurdy
    --------------------------------
    Name: Douglas W. McCurdy
    Title: Vice President